Exhibit 99.2

   Investor PresentationJuly 2015

   Forward Looking Statements  Disclaimer  This presentation contains certain forward-looking statements and information relating to our business that are based on the beliefs of our management as well as assumptions made by and information currently available to our management. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “forecasts,” “projections,” and similar expressions, as they relate to us or our management, identify forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Such statements reflect our current views with respect to future events, the outcome of which is subject to certain risks, including, among others, those described in the prospectus contained in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) under the captions “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements.” Should one or more of such risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation except to the extent required by law.We have filed a registration statement on Form S-1 (including a prospectus) with the SEC for the spin-off to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents we have filed with the SEC for more complete information about us and the spin-off. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. You may request a copy of the prospectus relating to the spin-off at no cost by writing to us at the following address: Investor Relations, Barnes & Noble Education, Inc., 120 Mountain View Blvd., Basking Ridge, NJ 07920.

 Agenda  Introduction & Strategic Overview Mike Huseby Executive ChairmanCompany Overview Max J. Roberts Chief Executive OfficerFinancial Overview Barry Brover Chief Financial Officer

   Introduction & Strategic Overview

BARNES&NOBLE education

Transaction Summary

Overview

Description

- Tax-free spin-off of Barnes & Noble Education Inc. ("BNED") from Barnes & Noble Inc.
- Pro-rata distribution of all capital stock of BNED to existing Barnes & Noble shareholders

Rationale

- Enhanced management and board focus
- Business appropriate capital structures and return of capital policies
- Pure-play investment opportunity
- Attractive standalone currency for BNED with increased access to capital markets

Other

- Exchange: NYSE
- Ticker: BNED
- Distribution Ratio: 0.632

Pro Forma Structure


B&N
Stockholders
Barnes & Noble
Education Inc.
(BNED)
Barnes & Noble
College Booksellers LLC.
(College Business)
Barnes & Noble Inc.
(BKS)
Barnes & Noble
Booksellers Inc.
(Retail Business)
NOOK Digital LLC
(Digital Business)

1

 Management Team  Barry Brover CFO   KPMG  Max J. Roberts CEO   Petrie Retail, Macy’s, Deloitte  Michael P. Huseby Executive Chairman   Barnes & Noble, Cablevision, Charter, AT&T  William Maloney EVP, Sales   Barnes & Noble Education  Lisa Malat VP, Operations & CMO   Macy’s  Scott Ryder CTO, Yuzu   Apple, Sun Microsystems  Kanuj Malhotra Chief Strategy & Development Officer  Barnes & Noble, Kaplan, Cendant, Lehman   Phil O’ReillyVP, Tax  Barnes & Noble, MF Global, McDermott Will & Emery  Thomas D. Donohue VP, IR & Treasurer   Barnes & Noble, Interpublic  Patrick Maloney COO  Barnes & Noble Education  Tenured Management Team with Deep Digital and Acquisition Experience  2

BARNES&NOBLE education

Investment Highlights

Strong Platform for Growth

- Significant opportunity in core business and adjacent areas
- Well positioned to expand market share and store footprint

Significant Market Opportunity

- Significant opportunities in college bookstore market and digital education
- 52% of stores operated by schools

Leader in Digital Education

- Aggregator, distributor and enabler of digital education content

BARNES&NOBLE education

Complete Solution Provider

- Strategic partner to schools, faculty and students
- Solutions focused on driving both university and student outcomes

Leverageable Investments in Innovation

- Robust technology platform positions company for future growth
- Deeply embedded within campus ecosystem

Large National Footprint

- National distribution network
- Scaled operations
- Direct access to 5 million students

Proven Business Model

- Flexible and resilient operations
- Lower sensitivity to economic cycles
- Profitable new contract growth

3

BARNES&NOBLE education
Growth Strategy

Multiple Avenues for Organic and Inorganic Growth

Core	Adjacent Products / Markets (Higher Ed)	New Markets (Opportunistic)
Organic • Distribution – Physical – Virtual / eCommerce – Unaffiliated / Out-of-Footprint Markets • Leverage Digital Investment **Inorganic** • Distribution – Physical – Digital • Content – Physical – Digital	**Drive Student Outcomes** • Course Development • Instructional Design • Assessment • Adaptive Learning • Tutoring • Career Services & Credentialing **Drive University Outcomes** • Marketing and Recruitment • Enrollment and Development • Retention • Digital Enablers	• K-12 • Vocational • International

4

   Company Overview

 Significant Market Opportunity    $13B PRINT & DIGITAL HIGHER ED BOOK MARKET     52%SCHOOL-OPERATEDBOOKSTORES    21MSTUDENTS IN POST-SECONDARY DEGREE-GRANTING INSTITUTIONS    $170BMILLENIALS’ ANNUALPURCHASING POWER    $10BCOLLEGEBOOKSTORE MARKET  Leading Operator and Innovator in Highly Fragmented Industry  5

BARNES&NOBLE education

Complete Solution Provider

The Most Comprehensive Suite of Campus Solutions

Operational Expertise	Social & Academic Hub	Enhanced Revenue Opportunity	Student Support Services
Comprehensive Rental & Student Affordability Programs	Access to 5M Student Audience	Student / Alumni Engagement	School System Integration
Faculty Support Services	Barnes & Noble College Marketing	Customized Retail Experience & Academic Superstores	Physical / Digital Content Distribution
Comprehensive Course Materials Catalog	Education Services	General Merchandise	Education Technology

6

BARNES&NOBLE education

Proven Business Model

Stable and Profitable Business Operations

HIGH REVENUE **VISIBILITY**

LOW CUSTOMER ACQUISITION **COSTS**

93% CAMPUS PARTNER RETENTION(1)

$90M REVENUE FROM NEW STORES OPENED IN FY2015

CONTRACTS TYPICALLY **PROFITABLE** WITHIN **1ST YEAR**

15 Yrs AVERAGE SCHOOL RELATIONSHIP TENURE

(1) Over last 3 fiscal years.

7

 Large National Footprint  8  Direct Access to 5M Students through 724 Stores in 42 States

 DYNAMIC RETAIL EXPERIENCE  ACTIONABLE RESEARCH INSIGHTS  CAMPUS SYSTEM INTEGRATION  Leverageable Investments in Innovation    STUDENT ENGAGEMENT & MARKETING  COLLABORATIVE RELATIONSHIPS  DIGITAL CONTENT LEADERSHIP                        9  Best in Class Technology Platform Drives Everything We Do   Campus Connect Platform  Research / Analytics Platform  eCommerce Platform  Digital Educational Platform  Course Material Adoption Platform  Digital Marketing Platform

   Leader in Digital Education    Content Aggregation    Leading Digital Platform    Campus Relationships    Well Positioned to Lead Industry Transition  +  +    Digital Content Aggregator        Digital Content Publishers  Digital Content End Users  =  Well Positioned to Lead Transition to Digital  10

 Strong Platform For Growth  4    Lead in Digital Education    Expand Market Share with New Bookstores    Increase Salesat Existing Bookstores  3  2  1      Strategic Partnerships & Acquisition      A Clear Path Forward  11

   Financial Overview

 Financial Summary  ________________________Adjusted to exclude LIFO adjustment of $(2.2) mm, $7.7 mm and $0.0 mm in FY2013, FY2014 and FY2015, respectively.Includes new hires, compensation, technology and marketing spend.Reflects primarily store payroll and operating expenses.2015 reflects pro forma adjustments related to the distribution.  Total Sales  ($ in millions)  Gross Profit & Margin(1)  ($ in millions)  Change in S&A Expense  ($ in millions)  Pro Forma EBITDA & Margin(1)(4)  ($ in millions)  12  (3)  (2)

 Financial Summary (cont.)  Store Openings vs. Closings  Gross Profit Margin(1)  Comparable Store Sales Growth  Rental Income  ($ in millions)  13  ________________________Adjusted to exclude LIFO adjustment of $(2.2) mm, $7.7 mm and $0.0 mm in FY2013, FY2014 and FY2015, respectively.

 Pro Forma Capitalization  ________________________Reflects settlement of related party receivables.Based on average excess availability.  (1)  (2)  Pro Forma Balance Sheet  ($ in millions)  Credit Facility  ($ in millions)  14  FY2015

BARNES&NOBLE education

Attractive Investment Opportunity

Unique Investment Opportunity in Higher Education and Ed Tech

- Leading operator and innovator in highly fragmented industry
- National footprint with significant ability to scale new products and services
- Innovative technology platform deeply embedded within campus ecosystem
- Flexible and resilient business model providing foundation for profitable growth
- Tenured management team with operational, digital and M&A expertise
- Strong growth platform with significant near-to-medium term opportunities

15

Thank You